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                                                                     EXHIBIT 4.1
MATRIXONE, INC
The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Certificate of Incorporation, as amended.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT .........................Custodian........................
                                                                      (Cust)
(Minor)
                                            under Uniform Gifts to Minors
                                           Act........................
(State)
Additional abbreviations may also be used though not in the above list.
For value received,                          hereby sell, assign and transfer
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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MATRIXONE, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY
SEE REVERSE FOR CERTAIN DEFINITIONS
 CUSIP 57685P 30 4

THIS CERTIFIES THAT

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF MATRIXONE, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated
CHIEF FINANCIAL OFFICER, VICE PRESIDENT
OF FINANCE AND ADMINISTRATION AND TREASURER
PRESIDENT
AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE